Exhibit 3.1 - Articles of Incorporation

                                                   FILED # C35445-04
                                                           ---------

                                                        DEC 29 2004

                                                      IN THE OFFICE OF
                                                      /s/ Dean Heller
                                               DEAN HELLER SECRETARY OF STATE

-----------------------------------------------------------------------------

              DEAN HELLER
              Secretary of State
/State Seal/  206 North Carson Street
              Carson City, Nevada 89701-4299
              (775) 684 5708
              Website: secretaryofstate.biz

                         ------------------------
                         |     Articles of      |
                         |    Incorporation     |
                         | (PURSUANT TO NRS 78) |
                         ------------------------

                                          ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read attached instructions before completing form.


1. Name of Corporation:          Pavo Royal, Inc.
   --------------------

2. Resident Agent Name and       J. Chad Guidry
   Street Address:               --------------------------------------------
   (must be a Nevada address     Name
   where process may be
   served)                       8425 BAY POINT DR.          LAS VEGAS
   -------------------------     --------------------------------------------
                                 Street Address              City

                                 NEVADA   89128
                                          ----------
                                          Zip Code

3. Shares:                       Number of shares
   (number of shares             with par value: 75,000,000  Par value: $0.001
   corporation                                   ----------             ------
   authorized to issue)
   --------------------          Number of shares
                                 without par value:   None
                                                    --------







4. Names, Addresses,
   Number of Board of
   Directors/Trustees:
   -------------------
   (attach additional               1.  J. Chad Guidry
   page there is more               -----------------------------------------
   than 3 directors/                Name
   trustees)
                                      8425 BAY POINT DR.
                                    -----------------------------------------
                                    Street Address

                                     LAS VEGAS          NV      89128
                                    -----------------  ------  --------------
                                    City               State   Zip Code

5. Purpose: (optional-           The purpose of this Corporation shall be:
    see instructions)            Any lawful business
    -----------------

6. Names, Address                 J. Chad Guidry        /s/ J. Chad Guidry
   and Signature of              --------------------   --------------------
   Incorporator:                 Name                   Signature
   (attach additional page
   if there is more than 1        8425 BAY POINT DR.
   incorporator)                 --------------------------------------------
   -----------------------       Address

                                 LAS VEGAS             NV      89128
                                 -------------------  ------  ---------------
                                 City                 State   Zip Code

7. Certificate of                I, hereby accept appointment as Resident
   Acceptance of                 Agent for the above named corporation.
   Appointment of
   Resident Agent:               /s/ J. Chad Guidry               Dec. 29, 2004
   ---------------               ---------------------            -------------
                                 Authorized Signature of R.A. or      Date
                                 On Behalf of R.A. Company

This form must be accompanied by the appropriate fees.  See attached schedule.

                                                     Nevada Secretary of State
                                                         Form 78 ARTICLES 2003
                                                         Revised on 09/29/2003

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